This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: March [18], 2004

Sequoia Mortgage Trust 2004-3

Mortgage Pass-Through Certificates

$[917,676,000] (Approximate, Subject to Final Collateral)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Balance (1)	WAL (Yrs) (Call/Mat) (2)	Pymt Window (Mths) (Call/Mat) (2)	Certificate Interest Rates	Tranche Type	Expected Ratings S&P/Moody’s

A(3)	$894,676,000	3.87/4.17	1-120/1-245	Floater	Senior	AAA/Aaa
M-1(4)	$13,800,000	6.48/6.53	38-120/38-132	Floater	Subordinate	AA/Aa2
M-2(4)	$9,200,000	5.63/5.63	38-102/38-102	Floater	Subordinate	A/A2
M-3	$2,300,000	Not Marketed Herein		Net WAC	Subordinate	BBB/Baa2

Total	$[919,976,000]

(1)

Distributions on the Senior Certificates (as described herein) and the Subordinate Certificates (as described herein) will be derived from one-month and six-month LIBOR adjustable rate mortgage loans, the Mortgage Loans (as described herein).   Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)

The WAL and Payment Windows to Call for the Class A, Class M-1 and Class M-2 Certificates are shown to the Clean-Up Call Date (as described herein).

(3)

The Class A Certificates will have a coupon equal to the lesser of (i) Six-Month LIBOR plus a related margin (which  margin doubles after the Clean-Up Call Date), (ii) the Net WAC Cap and (iii) 11.50%.  Six-Month LIBOR will reset every 6 months beginning with the first Distribution Date in April 2004.

(4)

The Class M-1 and Class M-2 Certificates will have a coupon equal to the lesser of (i) One-Month LIBOR plus a margin (which margin is multiplied by 1.5 after the Clean-Up Call Date), (ii) the Net WAC Cap and (iii) 11.50%.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:

Sequoia Residential Funding, Inc.

Co-Lead Managers:

Greenwich Capital Markets, Inc. and Morgan Stanley & Co. Incorporated.

Co-Managers:

Banc of America Securities LLC and Countrywide Securities Corporation.

Master Servicer/

Securities Administrator:

Wells Fargo Bank, N.A.

Trustee:

HSBC Bank USA.

Custodian:

Wells Fargo Bank, N.A.

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date:

March 1, 2004.

Pricing Date:

On or about March [19], 2004.

Closing Date:

On or about March 30, 2004.

Distribution Date:

The 20th day of each month (or if not a business day, the next succeeding business day), commencing in April 2004.

Certificates:

The “Senior Certificates” will consist of the Class A Certificates.  The “Subordinate Certificates” will consist of the Class M-1, Class M-2 and Class M-3 Certificates.  The Senior Certificates and the Class M-1 and Class M-2 Certificates are collectively referred to herein as the “Offered Certificates”.  The Senior Certificates and Subordinate Certificates are collectively referred to herein as the “Certificates.”

Accrued Interest:

The Offered Certificates will settle flat.

Accrual Period:

The interest accrual period (the “Accrual Period”) with respect to the Offered Certificates for a given Distribution Date will be the period beginning on the 20th day of the month (or, in the case of the first Distribution Date, the Closing Date) and ending on the 19th day of the month (on an 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests along with rights under interest rate cap agreements held outside the REMIC for tax purposes.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:

The Senior Certificates and the Class M-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Redemption:

The terms of the transaction allow for the certificates to be redeemed and/or retired once the aggregate principal balance of the Mortgage Loans is equal to 35% or less of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Clean-Up Call:

The terms of the transaction allow for a purchase of the Mortgage Loans resulting in a termination of the trust and retirement of the Certificates once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Clean-Up Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

The trust will consist of adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties with an aggregate principal balance as of the Cut-off Date of approximately $[919,976,398.77], (the “Mortgage Loans”).  As of the Cut-off Date, approximately [90.50]% and [9.50]% of the Mortgage Loans are six-month LIBOR and one-month LIBOR indexed mortgage loans, respectively.  Substantially all of the Mortgage Loans have original terms to maturity of approximately 25 or 30 years.  As of the Cut-off Date, approximately [57.64]% and [42.36]% of the Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.  In each case, after such 5-year or 10-year interest-only term, the mortgage loans are scheduled to amortize on a 25-year or 15-year fully amortizing basis, respectively.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Net WAC Cap:

In the case of the Class A, Class M-1 and Class M-2 Certificates, the weighted average of the net mortgage rates for the Mortgage Loans.

The Class A Certificates will have a Certificate Interest Rate equal to the lesser of (i) six-month LIBOR plus the related margin, (ii) the Net WAC Cap and (iii) 11.50%.

The Class M-1 Certificates will have a Certificate Interest Rate equal to the lesser of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap and (iii) 11.50%.

The Class M-2 Certificates will have a Certificate Interest Rate equal to the lesser of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap and (iii) 11.50%.

If on any Distribution Date, the Certificate Interest Rate of the Class A Certificates is subject to the Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the applicable Certificate Interest Rate (without giving effect to the Net WAC Cap) over (b) the amount of interest received on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap) (a “Class A Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

If on any Distribution Date, the Certificate Interest Rate of the Class M-1 Certificates is subject to the Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of the (a) interest accrued at the applicable Certificate Interest Rate (without giving effect to the Net WAC Cap) over (b) the amount of interest received on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap) (a “Class M-1 Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

If on any Distribution Date, the Certificate Interest Rate of the Class M-2 Certificates is subject to the Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of the (a) interest accrued at the applicable Certificate Interest Rate (without giving effect to the Net WAC Cap) over (b) the amount of interest received on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap) (a “Class M-2 Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

The “Net WAC Shortfall” means any of the Class A Net WAC Shortfall, the Class M-1 Net WAC Shortfall, and the Class M-2 Net WAC Shortfall amounts.

Reserve Fund:

As of the Closing Date, the “Reserve Fund” will be established on behalf of the Offered Certificates.  The Reserve Fund will be funded with any excess interest available after priority 1 and 2 in “Priority of Distributions” herein.  The Reserve Fund will not be an asset of any REMIC.  On any Distribution Date, the Offered Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall.  Any amounts remaining in the Reserve Fund after such distribution will be distributed to the Residual Certificates.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:

Consists of the following:

1)  Excess Cashflow;

2)  Overcollateralization Amount; and

3)  Subordination.

Excess Cashflow:

The “Excess Cashflow” for any Distribution Date will be equal to the available funds remaining after priority 1) under “Priority of Distributions.”

Overcollateralization

Amount:

The “Overcollateralization Amount” is equal to the excess of the aggregate principal balance of the Mortgage Loans, over the aggregate principal balance of the Certificates.  On the Closing Date, the Overcollateralization Amount will be equal to approximately 0.00% of the the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.  To the extent the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Required Overcollateralization Amount is reached.

Required

Overcollateralization

Amount:

On any Distribution Date, the “Required Overcollateralization Amount” is equal to [0.50]% of the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date.

Stepdown Date:

The earlier to occur of:

(i)

the Distribution Date on which the principal balance of the Class A Certificates has been reduced to zero, and

(ii)

the later to occur of:

a.

 the Distribution Date occurring in April 2007; and

b.

the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [6.50]%.

Trigger Event:

A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the 60+ delinquency percentage exceeds [50]% of the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount, or (ii) if certain loss tests as described in the prospectus supplement are met.

Credit Enhancement

Percentage:

The “Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of

Realized Losses:

If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan.  The amount of such insufficiency is a “Realized Loss.”  Any realized losses on the Mortgage Loans will be allocated as follows: first, by the Excess Cashflow, and second, by the reduction of the Overcollateralization Amount.  Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class M-3 Certificates, second, to the Class M-2 Certificates, and third, to the Class M-1 Certificates.

Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed as follows:

1)

Interest funds, as follows: first, to pay servicing fees and trustee fees, second, monthly interest plus any previously unpaid interest to the Class A Certificates, third, monthly interest plus any previously unpaid interest to the Class M-1 Certificates, fourth, monthly interest plus any previously unpaid interest to the Class M-2 Certificates, and fifth, monthly interest plus and previously unpaid interest to the Class M-3 Certificates.  Any remaining interest funds will be distributed as part of Excess Cashflow pursuant to 2), 3), and 4) below.

2)

Principal funds (including any amounts required to be withdrawn from Excess Cashflow to the extent necessary to increase the Overcollateralization Amount to the Required Overcollateralization Amount), as follows: monthly principal to the Class A Certificates, as described under "Principal Paydown," then monthly principal to the Class M-1 Certificates as described under "Principal Paydown," then monthly principal to the Class M-2 Certificates as described under “Principal Paydown.”, and then monthly principal to the Class M-3 Certificates as described under “Principal Paydown.”

3)

To the extent available, any remaining Excess Cashflow to pay any Net WAC Shortfall, first, to the Class A Certificates, then to the Class M-1 Certificates, and then to the Class M-2 Certificates, only to the extent the Net WAC Shortfall remains unpaid.

4)

Any remaining Excess Cashflow to the holders of the non-offered certificates as described in the prospectus supplement.

Principal Paydown:

Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal (including Excess Cashflow used to pay principal) will be paid, to the Class A Certificates, provided, however if the Class A Certificates have been retired, principal will be applied first to the Class M-1 Certificates, second to the Class M-2 Certificates and third to the Class M-3 Certificates

On or after the Stepdown Date and if a Trigger Event is not in effect, the Offered Certificates will be entitled to receive payments of principal (including Excess Cashflow used to pay principal) in the following order of priority: first, to the Class A Certificates, such that the Class A Certificates will have at least [6.50]% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least [3.50]% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least [1.50]% credit enhancement and fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least [1.00]% credit enhancement.

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Sensitivity Tables

Class A To Call

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.30	5.15	3.87	3.03	2.45	1.71
MDUR (yr)	5.84	4.83	3.68	2.91	2.37	1.67
First Prin Pay	04/20/2004	04/20/2004	04/20/2004	04/20/2004	04/20/2004	04/20/2004
Last Prin Pay	07/20/2019	02/20/2017	03/20/2014	02/20/2012	08/20/2010	10/20/2008

Class A To Maturity

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.67	5.51	4.17	3.29	2.67	1.87
MDUR (yr)	6.13	5.12	3.93	3.13	2.56	1.81
First Prin Pay	04/20/2004	04/20/2004	04/20/2004	04/20/2004	04/20/2004	04/20/2004
Last Prin Pay	11/20/2030	07/20/2028	08/20/2024	02/20/2021	04/20/2018	06/20/2014

Class M-1 To Call

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	10.42	8.59	6.48	5.15	4.32	3.52
MDUR (yr)	9.46	7.91	6.08	4.88	4.14	3.39
First Prin Pay	08/20/2009	07/20/2008	05/20/2007	04/20/2007	04/20/2007	05/20/2007
Last Prin Pay	07/20/2019	02/20/2017	03/20/2014	02/20/2012	08/20/2010	10/20/2008

Class M-1 To Maturity

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	10.48	8.64	6.53	5.18	4.36	3.54
MDUR (yr)	9.51	7.96	6.12	4.92	4.17	3.41
First Prin Pay	08/20/2009	07/20/2008	05/20/2007	04/20/2007	04/20/2007	05/20/2007
Last Prin Pay	11/20/2020	04/20/2018	03/20/2015	12/20/2012	05/20/2011	04/20/2009

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class M-2 To Call

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	9.24	7.54	5.63	4.47	3.76	3.15
MDUR (yr)	8.28	6.88	5.24	4.21	3.58	3.02
First Prin Pay	08/20/2009	07/20/2008	05/20/2007	04/20/2007	04/20/2007	04/20/2007
Last Prin Pay	08/20/2017	05/20/2015	09/20/2012	12/20/2010	09/20/2009	01/20/2008

Class M-2 To Maturity

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	9.24	7.54	5.63	4.47	3.76	3.15
MDUR (yr)	8.28	6.88	5.24	4.21	3.58	3.02
First Prin Pay	08/20/2009	07/20/2008	05/20/2007	04/20/2007	04/20/2007	04/20/2007
Last Prin Pay	08/20/2017	05/20/2015	09/20/2012	12/20/2010	09/20/2009	01/20/2008

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class A, Class M-1 and M-2 Certificates

Effective Net WAC Cap Schedule

Assumptions :
20% CPR
To Cleanup Call
1MO & 6MO LIBOR spike to 20% in month 1
Class A, M-1& M-2 Hard Cap of 11.50%

Distribution	Class A, M-1, & M-2
Period	30/360
Net WAC Cap %
1	2.77%
2	3.62%
3	3.62%
4	3.62%
5	3.62%
6	10.50%
7 and After	11.50%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2004-3

Total Collateral – Mortgage Loans

As of the Cut-Off Date

Total Current Balance:	$919,976,399
Number Of Loans:	2,798

			Minimum		Maximum
Average Current Balance:	$328,798		$40,532		$4,000,000
Average Original Balance:	$328,888		$41,000		$4,000,000

Weighted Average Loan Rate:	3.148%		2.375%		3.905%
Weighted Average Servicing Fee:	0.376%		0.375%		0.875%
Weighted Average Net Loan Rate:	2.773%		2.000%		3.530%

Weighted Average Gross Margin:	1.921%		1.250%		2.655%
Weighted Average Maximum Loan Rate:	12.016%		11.000%		15.500%
Weighted Average Periodic Rate Cap:	0.000%		0.000%		0.000%
Weighted Average First Rate Cap:	0.000%		0.000%		0.000%

Weighted Average Original LTV:	70.49%		7.75%		100.00%
Weighted Average Effective LTV:	69.67%		2.23%		95.00%

Weighted Average Credit Score:	726		544		820

Weighted Average Original Term:	348	months	300	months	360	months
Weighted Average Remaining Term:	347	months	269	months	360	months
Weighted Average Seasoning	1	months	0	months	31	months

Weighted Average Next Rate Reset:	5	months	1	months	6	months
Weighted Average Rate Adj Freq:	6	months	1	months	6	months
Weighted Average First Rate Adj Freq:	6	months	1	months	6	months

Weighted Average Io Original Term:	85	months	60	months	120	months
Weighted Average Io Remaining Term:	84	months	45	months	120	months

Top State Concentrations ($):	30.24 % California, 7.76 % Florida, 6.83 % Arizona
Maximum Zip Code Concentration ($):	0.73% 85253

First Pay Date:			Sep 01,2001		May 01,2004
Rate Change Date:			Apr 01,2004		Sep 01,2004
Mature Date:			Aug 01,2026		Apr 01,2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
LIBOR 6 M	2,581	$832,543,309.48	90.50%
LIBOR 1 M	217	87,433,089.29	9.50
Total	2,798	$919,976,398.77	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.01 - 100,000.00	200	$15,698,551.01	1.71%
100,000.01 - 200,000.00	813	124,250,712.12	13.51
200,000.01 - 300,000.00	629	157,086,395.38	17.08
300,000.01 - 400,000.00	445	155,398,946.05	16.89
400,000.01 - 500,000.00	253	114,707,616.87	12.47
500,000.01 - 600,000.00	161	88,692,859.53	9.64
600,000.01 - 700,000.00	119	76,860,103.15	8.35
700,000.01 - 800,000.00	41	30,733,860.29	3.34
800,000.01 - 900,000.00	27	22,970,400.00	2.50
900,000.01 - 1,000,000.00	60	58,266,308.37	6.33
1,000,000.01 - 1,500,000.00	34	42,453,834.00	4.61
1,500,000.01 - 2,000,000.00	13	23,241,812.00	2.53
2,500,000.01 - 3,000,000.00	2	5,615,000.00	0.61
3,500,000.01 - 4,000,000.00	1	4,000,000.00	0.43
Total	2,798	$919,976,398.77	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LOAN RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.251 - 2.500	23	$6,794,969.58	0.74%
2.501 - 2.750	334	122,263,698.79	13.29
2.751 - 3.000	562	196,302,658.64	21.34
3.001 - 3.250	1,003	322,733,409.98	35.08
3.251 - 3.500	821	253,666,621.97	27.57
3.501 - 3.750	51	17,346,389.81	1.89
3.751 - 4.000	4	868,650.00	0.09
Total	2,798	$919,976,398.77	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250	21	$5,933,719.58	0.64%
1.375	16	8,359,650.00	0.91
1.500	134	54,483,638.11	5.92
1.625	487	164,437,204.66	17.87
1.750	208	72,924,812.20	7.93
1.875	443	135,309,988.83	14.71
1.915	1	91,349.41	0.01
1.925	1	371,800.00	0.04
1.960	1	139,650.00	0.02
2.000	585	197,239,903.86	21.44
2.125	290	103,612,328.53	11.26
2.240	1	343,477.26	0.04
2.250	561	160,734,388.33	17.47
2.375	9	2,778,728.00	0.30
2.470	1	213,750.00	0.02
2.480	1	432,000.00	0.05
2.500	31	11,122,260.00	1.21
2.510	1	242,250.00	0.03
2.550	1	123,000.00	0.01
2.570	1	163,000.00	0.02
2.625	2	456,100.00	0.05
2.655	2	463,400.00	0.05
Total	2,798	$919,976,398.77	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
300	475	$190,013,850.86	20.65%
360	2,323	729,962,547.91	79.35
Total	2,798	$919,976,398.77	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
269 - 270	1	$875,000.00	0.10%
289 - 294	1	1,250,000.00	0.14
295 - 300	473	187,888,850.86	20.42
343 - 348	3	750,500.00	0.08
349 - 354	64	24,672,863.72	2.68
355 - 360	2,256	704,539,184.19	76.58
Total	2,798	$919,976,398.77	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO REMAINING TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
45 - 48	3	$750,500.00	0.08%
49 - 54	64	24,672,863.72	2.68
55 - 60	1,615	504,810,316.94	54.87
85 - 90	1	875,000.00	0.10
109 - 114	1	1,250,000.00	0.14
115 - 120	1,114	387,617,718.11	42.13
Total	2,798	$919,976,398.77	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE CHANGE DATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
04/01/04	262	$103,816,789.28	11.28%
05/01/04	29	11,642,830.63	1.27
06/01/04	68	26,593,437.09	2.89
07/01/04	236	80,423,289.64	8.74
08/01/04	1,037	322,890,394.77	35.10
09/01/04	1,166	374,609,657.36	40.72
Total	2,798	$919,976,398.77	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.01 - 10.00	3	$480,000.00	0.05%
10.01 - 20.00	10	2,558,500.00	0.28
20.01 - 30.00	24	7,984,089.23	0.87
30.01 - 40.00	84	24,473,376.38	2.66
40.01 - 50.00	140	43,187,264.22	4.69
50.01 - 60.00	225	94,200,905.85	10.24
60.01 - 65.00	172	73,639,772.87	8.00
65.01 - 70.00	356	123,829,368.54	13.46
70.01 - 75.00	490	166,156,720.02	18.06
75.01 - 80.00	1,055	328,709,720.35	35.73
80.01 - 85.00	32	6,325,494.01	0.69
85.01 - 90.00	86	17,633,748.21	1.92
90.01 - 95.00	85	16,189,409.09	1.76
95.01 - 100.00	36	14,608,030.00	1.59
Total	2,798	$919,976,398.77	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
EFFECTIVE LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.01 - 10.00	4	$4,480,000.00	0.49%
10.01 - 20.00	10	2,558,500.00	0.28
20.01 - 30.00	24	7,984,089.23	0.87
30.01 - 40.00	84	24,473,376.38	2.66
40.01 - 50.00	144	45,795,564.22	4.98
50.01 - 60.00	233	94,137,075.85	10.23
60.01 - 65.00	172	73,639,772.87	8.00
65.01 - 70.00	382	133,220,848.54	14.48
70.01 - 75.00	489	165,156,720.02	17.95
75.01 - 80.00	1,055	328,709,720.35	35.73
80.01 - 85.00	31	6,195,094.01	0.67
85.01 - 90.00	86	17,633,748.21	1.92
90.01 - 95.00	84	15,991,889.09	1.74
Total	2,798	$919,976,398.77	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
540 - 559	1	$885,000.00	0.10%
580 - 599	3	788,892.19	0.09
600 - 619	4	868,400.00	0.09
620 - 639	34	12,335,310.48	1.34
640 - 659	124	35,241,800.39	3.83
660 - 679	252	73,359,131.37	7.97
680 - 699	434	146,049,767.33	15.88
700 - 719	383	130,086,563.52	14.14
720 - 739	408	138,167,275.91	15.02
740 - 759	410	147,988,193.19	16.09
760 - 779	417	138,190,021.90	15.02
780 - 799	283	81,957,854.94	8.91
>= 800	45	14,058,187.55	1.53
Total	2,798	$919,976,398.77	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
AMORTIZATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Interest Only	2,798	$919,976,398.77	100.00%
Total	2,798	$919,976,398.77	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	1,787	$518,527,358.85	56.36%
Limited Documentation	628	261,421,737.11	28.42
Alternative Documentation	190	81,587,988.62	8.87
Lite Documentation	178	54,805,274.69	5.96
No Ratio	13	3,471,239.50	0.38
Asset, No Income	2	162,800.00	0.02
Total	2,798	$919,976,398.77	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	2,558	$847,245,019.90	92.09%
Second Home	159	58,721,340.23	6.38
Investor	81	14,010,038.64	1.52
Total	2,798	$919,976,398.77	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,651	$547,091,471.06	59.47%
Planned Unit Development	850	279,691,643.45	30.40
Condominium	257	76,567,634.30	8.32
Two-Four Family	22	9,480,699.96	1.03
Cooperative	18	7,144,950.00	0.78
Total	2,798	$919,976,398.77	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Refinance (Rate or Term)	1,248	$382,385,825.13	41.56%
Purchase	822	302,889,520.09	32.92
Refinance (Cash-Out)	728	234,701,053.55	25.51
Total	2,798	$919,976,398.77	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	637	$278,221,915.95	30.24%
Florida	225	71,434,512.03	7.76
Arizona	255	62,835,737.28	6.83
Georgia	187	51,112,882.34	5.56
Colorado	159	44,963,083.23	4.89
Texas	124	38,474,020.95	4.18
Ohio	184	30,714,104.38	3.34
Washington	90	29,817,014.70	3.24
Virginia	93	28,783,910.41	3.13
Illinois	72	28,755,250.13	3.13
Maryland	78	28,022,612.59	3.05
New York	47	23,913,208.54	2.60
North Carolina	79	23,802,092.55	2.59
Massachusetts	56	20,564,783.20	2.24
New Jersey	47	20,246,619.36	2.20
Nevada	51	15,763,065.56	1.71
South Carolina	43	13,351,812.45	1.45
Pennsylvania	45	11,731,459.41	1.28
Michigan	37	10,638,499.32	1.16
Oregon	34	10,530,273.76	1.14
Utah	43	9,747,747.18	1.06
Minnesota	29	8,132,913.25	0.88
Tennessee	30	7,852,531.97	0.85
Connecticut	15	7,845,600.00	0.85
Kentucky	27	6,223,685.25	0.68
Idaho	13	4,441,958.87	0.48
Hawaii	8	3,986,268.45	0.43
Missouri	10	3,928,250.00	0.43
New Hampshire	7	3,292,300.00	0.36
District of Columbia	5	2,459,231.99	0.27
Kansas	9	2,410,983.67	0.26
Wyoming	1	2,000,000.00	0.22
Delaware	7	1,872,500.00	0.20
New Mexico	6	1,660,200.00	0.18
Indiana	8	1,627,600.00	0.18
Alabama	7	1,507,660.00	0.16
Wisconsin	4	1,307,400.00	0.14
Louisiana	5	1,284,750.00	0.14
Maine	3	1,275,500.00	0.14
Mississippi	3	916,100.00	0.10
Montana	2	470,850.00	0.05
Alaska	2	456,000.00	0.05
Vermont	1	450,000.00	0.05
Iowa	2	294,160.00	0.03
Arkansas	3	270,050.00	0.03
Oklahoma	2	194,100.00	0.02
West Virginia	1	153,600.00	0.02
South Dakota	1	144,000.00	0.02
Nebraska	1	93,600.00	0.01
Total	2,798	$919,976,398.77	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

SEMT0403_MKT - Price/Yield - A

Balance	$894,676,000	Delay	0
Coupon		Dated	3/30/2004
Settle	3/30/2004	First Payment	4/20/2004

Prepay	12 CPR	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
Optional Redemption	35% Call	35% Call	35% Call	35% Call	35% Call	35% Call
Price = 100-00
WAL	4.84	3.86	2.86	2.21	1.80	1.25
Mod Durn 30360	4.60	3.70	2.77	2.15	1.75	1.23
Principal Window Begin	04/20/2004	04/20/2004	04/20/2004	04/20/2004	04/20/2004	04/20/2004
Principal Window End	02/20/2012	07/20/2010	12/20/2008	11/20/2007	03/20/2007	04/20/2006

Z_SEMT0403_MKT1 - Price/Yield - M1

Balance	$13,800,000.00	Delay	0
Coupon		Dated	3/30/2004
Settle	3/30/2004	First Payment	4/20/2004

Prepay	20 CPR	30 CPR	20 CPR	30 CPR	20 CPR	30 CPR	20 CPR	30 CPR
Default	4.048 CDR	4.331 CDR	3.121 CDR	3.34 CDR	4.049 CDR	4.334 CDR	3.128 CDR	3.342 CDR
Loss Severity	35%	35%	45%	45%	35%	35%	45%	45%
Servicer Advances	100%	100%	100%	100%	100%	100%	100%	100%
Liquidation Lag	12	12	12	12	12	12	12	12
LIBOR	Forward	Forward	Forward	Forward	Forward	Forward	Forward	Forward
TRIGGERS	100%	100%	100%	100%	100%	100%	100%	100%

WAL	18.12	12.66	18.62	12.94	18.25	12.70	18.76	12.99
Mod Durn 30360	12.17	9.66	12.37	9.81	10.96	8.90	11.12	9.03
Principal Writedown	8,411.05 (0.06%)	3,586.68 (0.03%)	5,438.52 (0.04%)	7,591.53 (0.06%)	1,653.76 (0.01%)	4,939.78 (0.04%)	3,181.76 (0.02%)	6,538.80 (0.05%)
Total Collat Loss (Collat Maturity)	49,854,524.82 (5.42%)	35,824,378.42 (3.89%)	50,977,076.21 (5.54%)	36,282,598.47 (3.94%)	49,970,967.03 (5.43%)	35,871,390.29 (3.90%)	51,197,371.79 (5.57%)	36,329,680.53 (3.95%)
Total Collat Liquidation (Collat Maturity)	141,769,113.19 (15.41%)	102,150,403.72 (11.10%)	112,709,948.87 (12.25%)	80,456,433.63 (8.75%)	142,193,758.55 (15.46%)	102,319,276.93 (11.12%)	113,275,334.02 (12.31%)	80,589,687.24 (8.76%)

SEMT0403 - #XSSPREAD% - 30 CPR

30 CPR

Period	Date	#XSSPREAD%	#XSSPREAD%
Total		Forward LIBOR	Forward LIBOR + 150

0	30-Mar-04
1	20-Apr-04	1.82	1.82
2	20-May-04	1.34	1.46
3	20-Jun-04	1.34	1.46
4	20-Jul-04	1.35	1.46
5	20-Aug-04	1.35	1.46
6	20-Sep-04	1.44	2.71
7	20-Oct-04	1.21	1.22
8	20-Nov-04	1.21	1.22
9	20-Dec-04	1.22	1.23
10	20-Jan-05	1.22	1.23
11	20-Feb-05	1.23	1.24
12	20-Mar-05	1.67	1.68
13	20-Apr-05	1.18	1.19
14	20-May-05	1.19	1.2
15	20-Jun-05	1.19	1.21
16	20-Jul-05	1.2	1.21
17	20-Aug-05	1.21	1.22
18	20-Sep-05	1.7	1.71
19	20-Oct-05	1.21	1.22
20	20-Nov-05	1.21	1.23
21	20-Dec-05	1.22	1.23
22	20-Jan-06	1.22	1.24
23	20-Feb-06	1.23	1.24
24	20-Mar-06	1.61	1.63
25	20-Apr-06	1.22	1.23
26	20-May-06	1.22	1.24
27	20-Jun-06	1.22	1.24
28	20-Jul-06	1.23	1.24
29	20-Aug-06	1.23	1.25
30	20-Sep-06	1.6	1.62
31	20-Oct-06	1.25	1.27
32	20-Nov-06	1.25	1.27
33	20-Dec-06	1.25	1.27
34	20-Jan-07	1.25	1.27
35	20-Feb-07	1.26	1.28
36	20-Mar-07	1.49	1.51
37	20-Apr-07	1.27	1.29
38	20-May-07	1.29	1.31
39	20-Jun-07	1.29	1.32

Period	Date	#XSSPREAD%	#XSSPREAD%
Total		Forward LIBOR	Forward LIBOR + 150
40	20-Jul-07	1.3	1.32
41	20-Aug-07	1.3	1.33
42	20-Sep-07	1.52	1.55
43	20-Oct-07	1.3	1.33
44	20-Nov-07	1.31	1.33
45	20-Dec-07	1.31	1.34
46	20-Jan-08	1.32	1.34
47	20-Feb-08	1.32	1.35
48	20-Mar-08	1.55	1.58
49	20-Apr-08	1.33	1.36
50	20-May-08	1.33	1.36
51	20-Jun-08	1.34	1.37
52	20-Jul-08	1.34	1.38
53	20-Aug-08	1.35	1.38
54	20-Sep-08	1.51	1.55
55	20-Oct-08	1.38	1.41
56	20-Nov-08	1.38	1.42
57	20-Dec-08	1.39	1.43
58	20-Jan-09	1.39	1.43
59	20-Feb-09	1.4	1.44
60	20-Mar-09	1.52	1.57
61	20-Apr-09	1.38	1.43
62	20-May-09	1.39	1.43
63	20-Jun-09	1.4	1.44
64	20-Jul-09	1.41	1.45
65	20-Aug-09	1.41	1.47
66	20-Sep-09	1.63	1.69
67	20-Oct-09	1.43	1.49
68	20-Nov-09	1.44	1.5
69	20-Dec-09	1.45	1.51
70	20-Jan-10	1.46	1.52
71	20-Feb-10	1.47	1.53
72	20-Mar-10	1.62	1.68
73	20-Apr-10	1.49	1.56
74	20-May-10	1.5	1.57
75	20-Jun-10	1.51	1.58
76	20-Jul-10	1.52	1.59
77	20-Aug-10	1.53	1.6
78	20-Sep-10	1.6	1.67
79	20-Oct-10	1.33	1.4

Period	Date	#XSSPREAD%	#XSSPREAD%
Total		Forward LIBOR	Forward LIBOR + 150
80	20-Nov-10	1.34	1.41
81	20-Dec-10	1.35	1.43
82	20-Jan-11	1.36	1.44
83	20-Feb-11	1.37	1.45
84	20-Mar-11	1.39	1.48
85	20-Apr-11	1.38	1.47
86	20-May-11	1.39	1.48
87	20-Jun-11	1.4	1.5
88	20-Jul-11	1.42	1.52
89	20-Aug-11	1.43	1.53
90	20-Sep-11	1.52	1.62
91	20-Oct-11	1.45	1.56
92	20-Nov-11	1.47	1.58
93	20-Dec-11	1.48	1.6
94	20-Jan-12	1.5	1.62
95	20-Feb-12	1.52	1.64
96	20-Mar-12	1.61	1.74
97	20-Apr-12	1.55	1.68
98	20-May-12	1.57	1.7
99	20-Jun-12	1.59	1.73
100	20-Jul-12	1.61	1.75
101	20-Aug-12	1.63	1.77
102	20-Sep-12	1.73	1.88
103	20-Oct-12	1.67	1.82
104	20-Nov-12	1.69	1.85
105	20-Dec-12	1.71	1.88
106	20-Jan-13	1.74	1.91
107	20-Feb-13	1.76	1.93
108	20-Mar-13	1.88	2.06
109	20-Apr-13	1.81	2
110	20-May-13	1.84	2.03
111	20-Jun-13	1.87	2.06
112	20-Jul-13	1.9	2.1
113	20-Aug-13	1.92	2.13
114	20-Sep-13	2.07	2.28
115	20-Oct-13	1.99	2.21
116	20-Nov-13	2.03	2.25
117	20-Dec-13	2.06	2.29
118	20-Jan-14	2.09	2.34
119	20-Feb-14	2.13	2.38

Period	Date	#XSSPREAD%	#XSSPREAD%
Total		Forward LIBOR	Forward LIBOR + 150
120	20-Mar-14	2.25	2.51
121	20-Apr-14	2.23	2.5
122	20-May-14	2.27	2.54
123	20-Jun-14	2.31	2.59
124	20-Jul-14	2.35	2.64
125	20-Aug-14	2.39	2.69
126	20-Sep-14	2.44	2.75
127	20-Oct-14	2.49	2.8
128	20-Nov-14	2.53	2.86
129	20-Dec-14	2.58	2.92
130	20-Jan-15	2.63	2.98
131	20-Feb-15	2.68	3.04
132	20-Mar-15	2.75	3.12
133	20-Apr-15	2.8	3.18
134	20-May-15	2.85	3.24
135	20-Jun-15	2.91	3.32
136	20-Jul-15	2.97	3.39
137	20-Aug-15	3.04	3.47
138	20-Sep-15	3.13	3.57
139	20-Oct-15	3.18	3.63
140	20-Nov-15	3.25	3.72
141	20-Dec-15	3.32	3.8
142	20-Jan-16	3.4	3.89
143	20-Feb-16	3.47	3.99
144	20-Mar-16	3.62	4.15
145	20-Apr-16	3.66	4.2
146	20-May-16	3.75	4.31
147	20-Jun-16	3.84	4.42
148	20-Jul-16	3.93	4.53
149	20-Aug-16	4.03	4.64
150	20-Sep-16	4.22	4.86
151	20-Oct-16	4.28	4.93
152	20-Nov-16	4.39	5.06
153	20-Dec-16	4.5	5.2
154	20-Jan-17	4.62	5.33
155	20-Feb-17	4.74	5.48
156	20-Mar-17	4.92	5.68
157	20-Apr-17	5.03	5.81
158	20-May-17	5.16	5.97
159	20-Jun-17	5.3	6.13

Period	Date	#XSSPREAD%	#XSSPREAD%
Total		Forward LIBOR	Forward LIBOR + 150
160	20-Jul-17	5.44	6.3
161	20-Aug-17	5.59	6.47
162	20-Sep-17	5.76	6.67
163	20-Oct-17	5.91	6.85
164	20-Nov-17	6.07	7.04
165	20-Dec-17	6.24	7.24
166	20-Jan-18	6.41	7.44
167	20-Feb-18	6.59	7.65
168	20-Mar-18	6.75	7.84
169	20-Apr-18	6.94	8.06
170	20-May-18	7.14	8.3
171	20-Jun-18	7.34	8.53
172	20-Jul-18	7.55	8.78
173	20-Aug-18	7.76	9.03

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
	REDWOOD SEQUOIA 2004-3 ELTV > 85
	3/1/04 BALANCES

Total Current Balance:	33,625,637
Number Of Loans:	170

			Minimum	Maximum
Average Current Balance:	$197,797.87		$54,400.00	$463,500.00
Average Original Balance:	$197,819.37		$54,400.00	$463,500.00

Weighted Average Loan Rate:	3.315%		2.500	3.905%
Weighted Average Servicing Fee:	0.377%		0.375	0.625%
Weighted Average Net Loan Rate:	2.939%		2.125	3.530%

Weighted Average Gross Margin:	2.079%		1.250	2.655%
Weighted Average Maximum Loan Rate:	12.023%		12.000	15.500%
Weighted Average Periodic Rate Cap:	0.000%		0.000	0.000%
Weighted Average First Rate Cap:	0.000%		0.000	0.000%

Weighted Average Original Ltv:	91.66%		85.82	95.00%
Weighted Average Effective Ltv	91.66%		85.82	95.00%

Weighted Average Credit Score:	705		620	809

Weighted Average Original Term:	358	months	300	360	months
Weighted Average Remaining Term:	357	months	299	360	months
Weighted Average Seasoning:	1	months	0	7	months

Weighted Average Next Rate Reset:	5	months	1	6	months
Weighted Average Rate Adj Freq:	6	months	1	6	months
Weighted Average First Rate Adj Freq:	6	months	1	6	months

Weighted Average Io Original Term:	96	month	60	120	months
Weighted Average Io Remaining Term:	95	months	53	120	months

Top State Concentrations ($):	13.68 % Georgia, 13.06 % Arizona, 10.25 % Ohio
Maximum Zip Code Concentration ($):	2.10% 07052 (Town Center, NJ)

First Pay Date:			Sep 01, 2003	Apr 01, 2004
Rate Change Date:			Apr 01, 2004	Sep 01, 2004
Mature Date:			Feb 01, 2029	Mar 01, 2034

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
54,400.00 - 100,000.00	11	886,646.61	2.64
100,000.01 - 200,000.00	94	13,930,347.94	41.43
200,000.01 - 300,000.00	40	9,414,352.64	28.00
300,000.01 - 400,000.00	20	7,210,791.33	21.44
400,000.01 - 463,500.00	5	2,183,498.78	6.49
Total	170	33,625,637.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LOAN RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.500 - 2.500	2	293,750.00	0.87
2.501 - 2.750	6	1,620,900.00	4.82
2.751 - 3.000	12	2,723,187.64	8.10
3.001 - 3.250	53	10,593,948.91	31.51
3.251 - 3.500	86	15,958,750.75	47.46
3.501 - 3.750	8	1,729,450.00	5.14
3.751 - 3.905	3	705,650.00	2.10
Total	170	33,625,637.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
85.82 - 90.00	86	17,633,748.21	52.44
90.01 - 95.00	84	15,991,889.09	47.56
Total	170	33,625,637.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
EFFECTIVE LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
85.82 - 90.00	86	17,633,748.21	52.44
90.01 - 95.00	84	15,991,889.09	47.56
Total	170	33,625,637.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 639	7	1,394,647.18	4.15
640 - 659	22	5,114,900.89	15.21
660 - 679	23	4,412,423.77	13.12
680 - 699	32	5,955,957.70	17.71
700 - 719	22	4,701,712.10	13.98
720 - 739	21	3,457,609.41	10.28
740 - 759	17	3,002,928.16	8.93
760 - 779	15	3,074,047.19	9.14
780 - 799	7	1,554,133.64	4.62
>= 800	4	957,277.26	2.85
Total	170	33,625,637.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	169	33,286,337.30	98.99
Limited Documentation	1	339,300.00	1.01
Total	170	33,625,637.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	167	33,039,737.30	98.26
Second Home	3	585,900.00	1.74
Total	170	33,625,637.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	94	17,038,305.38	50.67
Planned Unit Development	56	12,140,420.24	36.10
Condominium	19	4,176,911.68	12.42
Cooperative	1	270,000.00	0.80
Total	170	33,625,637.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Refinance (Rate or Term)	99	16,970,983.47	50.47
Purchase	71	16,654,653.83	49.53
Total	170	33,625,637.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Georgia	28	4,599,117.01	13.68
Arizona	25	4,392,623.18	13.06
Ohio	22	3,446,650.00	10.25
Virginia	10	2,683,852.45	7.98
Florida	9	2,173,124.99	6.46
Colorado	8	1,866,950.00	5.55
California	6	1,770,499.90	5.27
Texas	10	1,620,400.00	4.82
Maryland	4	1,459,900.00	4.34
South Carolina	5	1,105,463.29	3.29
Massachusetts	3	950,500.00	2.83
New Jersey	2	707,250.00	2.10
Oregon	2	698,000.00	2.08
New York	2	661,000.00	1.97
North Carolina	4	633,850.00	1.89
Washington	4	630,350.00	1.87
Tennessee	3	569,800.00	1.69
Illinois	3	565,296.00	1.68
Indiana	3	502,700.00	1.49
Kentucky	3	484,099.41	1.44
Nevada	3	400,632.91	1.19
Utah	2	366,700.00	1.09
Minnesota	1	278,000.00	0.83
Connecticut	1	223,250.00	0.66
New Mexico	1	190,800.00	0.57
Pennsylvania	2	159,728.16	0.48
Kansas	1	144,300.00	0.43
Oklahoma	1	137,750.00	0.41
Missouri	1	128,000.00	0.38
Arkansas	1	75,050.00	0.22
Total	170	33,625,637.30	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
	REDWOOD SEQUOIA 2004-3 UPB > 1M
	3/1/04 BALANCES

Total Current Balance:	75,310,646
Number Of Loans:	50

			Minimum	Maximum
Average Current Balance:	$1,506,212.92		$1,025,800.00	$4,000,000.00
Average Original Balance:	$1,506,212.92		$1,025,800.00	$4,000,000.00

Weighted Average Loan Rate:	3.061%		2.625	3.500%
Weighted Average Servicing Fee:	0.382%		0.375	0.500%
Weighted Average Net Loan Rate:	2.679%		2.250	3.125%

Weighted Average Gross Margin:	1.861%		1.500	2.250%
Weighted Average Maximum Loan Rate:	12.000%		12.000	12.000%
Weighted Average Periodic Rate Cap:	0.000%		0.000	0.000%
Weighted Average First Rate Cap:	0.000%		0.000	0.000%

Weighted Average Original Ltv:	68.20%		30.56	100.00%
Weighted Average Effective Ltv:	62.18%		2.23	80.00%

Weighted Average Credit Score:	723		636	795

Weighted Average Original Term:	330	months	300	360	months
Weighted Average Remaining Term:	329	months	294	360	months
Weighted Average Seasoning:	1	months	0	10	months

Weighted Average Next Rate Reset:	4	months	1	6	months
Weighted Average Rate Adj Freq:	5	months	1	6	months
Weighted Average First Rate Adj Freq:	5	months	1	6	months

Weighted Average Io Original Term:	103	months	60	120	months
Weighted Average Io Remaining Term:	102	months	50	120	months

Top State Concentrations ($):	36.71 % California, 15.24 % Florida, 7.21 % New York
Maximum Zip Code Concentration ($):	5.31% 10012 (New York, NY)

First Pay Date:			Jun 01, 2003	Apr 01, 2004
Rate Change Date:			Apr 01, 2004	Sep 01, 2004
Mature Date:			Sep 01, 2028	Mar 01, 2034

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1,025,800.00 - 1,500,000.00	34	42,453,834.00	56.37
1,500,000.01 - 2,000,000.00	13	23,241,812.00	30.86
2,500,000.01 - 3,000,000.00	2	5,615,000.00	7.46
3,500,000.01 - 4,000,000.00	1	4,000,000.00	5.31
Total	50	75,310,646.00	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LOAN RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.625 - 2.750	15	23,205,420.00	30.81
2.751 - 3.000	7	9,266,176.00	12.30
3.001 - 3.250	15	25,352,050.00	33.66
3.251 - 3.500	13	17,487,000.00	23.22
Total	50	75,310,646.00	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
30.56 - 40.00	2	2,850,000.00	3.78
40.01 - 50.00	1	2,000,000.00	2.66
50.01 - 60.00	10	15,726,300.00	20.88
60.01 - 65.00	9	14,023,750.00	18.62
65.01 - 70.00	10	13,918,000.00	18.48
70.01 - 75.00	4	5,218,976.00	6.93
75.01 - 80.00	11	15,548,620.00	20.65
95.01 - 100.00	3	6,025,000.00	8.00
Total	50	75,310,646.00	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
EFFECTIVE LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.23 - 10.00	1	4,000,000.00	5.31
30.01 - 40.00	2	2,850,000.00	3.78
40.01 - 50.00	2	4,000,000.00	5.31
50.01 - 60.00	10	13,101,300.00	17.40
60.01 - 65.00	9	14,023,750.00	18.62
65.01 - 70.00	11	16,568,000.00	22.00
70.01 - 75.00	4	5,218,976.00	6.93
75.01 - 80.00	11	15,548,620.00	20.65
Total	50	75,310,646.00	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
636 - 639	1	2,000,000.00	2.66
660 - 679	3	4,246,220.00	5.64
680 - 699	12	18,011,000.00	23.92
700 - 719	7	10,630,000.00	14.11
720 - 739	7	10,552,364.00	14.01
740 - 759	12	19,962,312.00	26.51
760 - 779	7	8,738,750.00	11.60
780 - 795	1	1,170,000.00	1.55
Total	50	75,310,646.00	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	18	23,380,964.00	31.05
Limited Documentation	15	22,479,250.00	29.85
Alternative Documentation	11	19,733,200.00	26.20
Lite Documentation	6	9,717,232.00	12.90
Total	50	75,310,646.00	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	43	61,820,646.00	82.09
Second Home	7	13,490,000.00	17.91
Total	50	75,310,646.00	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	36	50,893,884.00	67.58
Planned Unit Development	7	11,935,750.00	15.85
Condominium	5	9,429,200.00	12.52
Two-Four Family	2	3,051,812.00	4.05
Total	50	75,310,646.00	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	23	32,997,534.00	43.82
Refinance (Rate or Term)	17	25,941,300.00	34.45
Refinance (Cash-Out)	10	16,371,812.00	21.74
Total	50	75,310,646.00	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	20	27,644,834.00	36.71
Florida	7	11,475,000.00	15.24
New York	2	5,430,000.00	7.21
Georgia	3	3,951,800.00	5.25
Connecticut	2	3,515,000.00	4.67
Texas	2	2,640,000.00	3.51
Illinois	2	2,375,200.00	3.15
Virginia	2	2,350,000.00	3.12
Arizona	1	2,000,000.00	2.66
Wyoming	1	2,000,000.00	2.66
Massachusetts	1	1,750,000.00	2.32
Colorado	1	1,680,000.00	2.23
Hawaii	1	1,676,812.00	2.23
Maryland	1	1,500,000.00	1.99
North Carolina	1	1,500,000.00	1.99
New Jersey	1	1,490,000.00	1.98
Washington	1	1,192,000.00	1.58
Missouri	1	1,140,000.00	1.51
Total	50	75,310,646.00	100.00